SUPPLEMENT TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
For Social Sustainability Fund
A, C and Administrator Classes

WELLS FARGO ADVANTAGE SPECIALTY FUNDS
For Health Care Fund
A, B, C and Administrator Classes
(the "Funds")

At its February 8, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved the liquidation of each of the Funds. Each liquidation was approved by the Board based, in part, on a review of the Fund's long-term viability given its current and projected asset size.

Effective at the close of business February 10, 2012, the Funds will be closed to new investors and additional investments from existing shareholders. Existing shareholders who held Class A shares of the Fund at the close of business on the date of liquidation (the "Eligibility Time") may use the proceeds from the redemption of Fund shares upon liquidation to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge for a period of 60 days following the date of liquidation, so long as the owner of the account remains the same as the account owner at the Eligibility Time. Those shareholders wishing to purchase Class A shares with no sales charge must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Fund shareholders eligible for the waiver, and provide appropriate proof of eligibility. The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

Any Class A, Class B or Class C shares that are redeemed on or before the business day immediately preceding the date of liquidation will be subject to any applicable contingent deferred sales charges ("CDSC") as described in the Prospectus. However, shareholders of Class A, Class B and Class C shares that hold their shares through the liquidation of the Fund will not be charged any applicable CDSC upon redemption of their shares. To avoid adverse tax consequences, each Fund may make a distribution of income and capital gains realized from liquidating its portfolio. The timing and amount of any such distribution cannot yet be determined.

The liquidation of each Fund is expected to occur on or about March 28, 2012. Shareholders of each Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

February 9, 2012	SFR022/P401SP2